UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report July 29, 2002
Date of earliest event reported July 26, 2002

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 Commission file number	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

ITEM 5. OTHER EVENTS

Effective July 26, 2002, the structured stock sales plans under Rule 10b5-1(c) of the Securities Exchange Act of 1934, for Bruce Holland, President and Chief Executive Officer of SpectraLink Corporation, have been terminated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a)  Financial Statements of Businesses Acquired:

     Not required.

     (b)  Pro Forma Financial Information:

     Not required.

     (c)  Exhibits:

     None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: July 29, 2002	By: /s/ Nancy K. Hamilton Nancy K. Hamilton, Principal Financial and Accounting Officer and on behalf of the Registrant

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